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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K




                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 17, 1998



                       Potomac Hotel Limited Partnership
                -----------------------------------------------
                 (Exact name of registrant as specified in its
                                   charter)




               Delaware                      2-75711            52-1240223
     -------------------------------    ----------------   ------------------
     (State or other jurisdiction of    (Commission File    (I.R.S. Employer
     incorporation or organization)         Number)        Identification No.)



           10400 Fernwood Road, Bethesda, Maryland                20817
           ---------------------------------------              ----------
          (Address of principal executive offices)              (Zip Code)



      Registrant's telephone number, including area code: (301) 380-2070

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Item 5.   Other Events.

          On April 17, 1998, Host Marriott Corporation (the "Company"), the general partner of Potomac Hotel Limited Partnership (the "Partnership"), announced that its Board of Directors has authorized the Company to reorganize its business operations to qualify as a real estate investment trust (the "REIT Conversion"), effective as of January 1, 1999, as more particularly described in the Summary of the Proposed REIT Conversion, Spin-off of Senior Living Business and Blackstone Hotel Portfolio Transaction (the "Summary") which is attached hereto as Exhibit 99.2 and incorporated herein by reference. Contemporaneously with the REIT Conversion, the Company intends to spin-off its senior living communities business through a stock dividend to its shareholders, as more particularly described in the Summary.

          The Company also announced that it has agreed to acquire interests in thirteen luxury hotels and certain other assets owned by affiliates of The Blackstone Group and Blackstone Real Estate Partners, for an aggregate consideration of up to approximately $1.775 billion, including the assumption of debt, as more particularly described in the Summary.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

99.1 Press Release, dated April 17, 1998, entitled "Host Marriott Corporation to Add World-Class Luxury Hotel Portfolio for $1.775 Billion; Reorganization as Real Estate Investment Trust, Spin-Off of Senior Living Business Planned."

99.2 Summary of Proposed REIT Conversion, Spin-off of Senior Living Business and Blackstone Hotel Portfolio Transaction.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            POTOMAC HOTEL LIMITED PARTNERSHIP

                            By:  HOST MARRIOTT CORPORATION, its general
                                 partner


Date:  May 7, 1998          By:  /s/ Donald D. Olinger
                               --------------------------------------
                               Name:   Donald D. Olinger
                               Title:  Senior Vice President and
                                       Corporate Controller
                                       (Principal Accounting Officer)
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                                 EXHIBIT INDEX



Exhibit No.          Description
-----------          -----------

99.1                 Press Release, dated April 17, 1998,
                     entitled "Host Marriott Corporation to Add World-Class Luxury Hotel Portfolio for $1.775 Billion;
                     Reorganization as Real Estate Investment Trust, Spin-Off of Senior Living Business Planned."


99.2 Summary of Proposed REIT Conversion, Spin-off of Senior Living Business and Blackstone Hotel Portfolio Transaction.